Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated as of October 13, 2003, which appears in the Aero Marine Engine, Inc. Annual Report, as amended, on Form 10-KSB/A filed on February 14, 2005 for the fiscal year ended June 30, 2004, which is incorporated herein by reference.

                                                                                                                            /s/ Epstein, Weber & Conover, P.L.C.

Scottsdale, Arizona
May 4, 2005